SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2006

FRANKLIN BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-505I8	11-3626383

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680 Houston, Texas	77042

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 339-8900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

          Item 7.01  Regulation FD Disclosure.

          Franklin Bank Corp. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for the 2006 FBR Investor Conference scheduled to occur on November 28-29, 2006.  The Company is not undertaking to update this presentation.  The report should not be deemed an admission as to the materiality of any information contained in the presentation.

          The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

           Item 9.01  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(d)	Exhibits.

Exhibit 99.1	Investor Presentation of Franklin Bank Corp. dated November 28, 2006

S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.

Dated: November 28, 2006	By:	/s/ Russell McCann

Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation of Franklin Bank Corp. dated November 28, 2006.